EXHIBIT 32.2
CERTIFICATION PURSUANT
TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Jose A. Segrera, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The accompanying quarterly report on Form 10-Q for the fiscal quarter ended June 30, 2007 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Terremark Worldwide, Inc.

Date: August 13, 2007	/s/ Jose A. Segrera
Chief Financial Officer
(Principal Financial and Accounting Officer)